Exhibit 10.1
FOURTH AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT
This Fourth Amendment to Amended and Restated Employment Agreement (this “Amendment”), is made as of February 4, 2025, among MEDIAALPHA, INC., a Delaware corporation (“Parent”), QUOTELAB, LLC, a Delaware limited liability company (the “Company”), and STEVEN YI (the “Executive”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement (as defined below).
RECITALS
    A.    WHEREAS, Parent, the Company and the Executive are parties to that certain Amended and Restated Employment Agreement dated as of October 27, 2020, as amended by that certain First Amendment to Amended and Restated Employment Agreement dated as of March 22, 2022, that certain Second Amendment to Amended and Restated Employment Agreement dated as of August 1, 2023, and that certain Third Amendment to Amended and Restated Employment Agreement dated as of May 20, 2024 (as so amended, the “Employment Agreement”); and
    B.    WHEREAS, the parties desire to amend certain provisions of the Employment Agreement, as more particularly set forth herein.
AGREEMENT
    In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
1.    Amendment of Section 4(c). Section 4(c) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
    “(c)    Annual Bonus. During the Term, the Executive shall be eligible to receive an annual cash incentive payment under the Company’s annual bonus plan as may be in effect from time to time (the “Annual Bonus”) based on a target bonus opportunity of 100% of the Executive’s Base Salary (the “Target Bonus”), upon the attainment of one or more pre-established performance goals established by the Board or the Committee in good faith in consultation with the Executive. The Annual Bonus, if any, shall be paid in a single lump sum during the calendar year following the calendar year with respect to which it is earned and as soon as reasonably practicable (but in any event, within thirty (30) days) following completion of the annual audit of the Company’s financial statements (on a consolidated basis) for the year to which the bonus relates, or such earlier date as is approved by the Board or the Committee, and any earned annual bonus shall not be subject to further vesting or, except as may be elected by the Executive in compliance with Code Section 409A (defined below), deferral.”

2.    Amendment and Ratification. Except as specifically amended hereby, all terms, conditions, covenants, representations, and warranties contained in the Employment Agreement shall remain in full force and effect and shall be binding upon the parties.

3.    Entire Agreement. The Employment Agreement (including the Schedules thereto), in each case as amended hereby, together with the Executive’s Confidential Information and Inventions Agreement, constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

4.    Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

5.    Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

6.    Facsimile or .pdf Signature. This Amendment may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.
MEDIAALPHA, INC.

By: /s/ Jeffrey B. Coyne
Name: Jeffrey B. Coyne
Title: General Counsel
QUOTELAB, LLC

By: /s/ Jeffrey B. Coyne
Name: Jeffrey B. Coyne
Title: General Counsel

EXECUTIVE
/s/ Steven Yi
    Steven Yi

[SIGNATURE PAGE TO FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT]